Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Equity 500 Index Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Scudder Equity 500 Index Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                /s/Richard T. Hale
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Scudder Equity 500 Index Fund,
                                                 a series of Scudder
                                                 Institutional Funds


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Equity 500 Index Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Scudder Equity 500 Index Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                /s/Charles A. Rizzo
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Scudder Equity 500 Index Fund,
                                                 a series of Scudder
                                                 Institutional Funds